Press Release

For Immediate Release:
Contact: Eugene S. Putnam, Jr. (404) 658-4879

                SunTrust Reports 10% Growth In Earnings Per Share

ATLANTA, October 10, 2000 - SunTrust Banks, Inc. today reported record-operating income of $332.2 million, up from the $325.9 million earned in the third quarter of 1999. Operating earnings of $1.11 per diluted share were up 10% from the $1.01 per diluted share earned in the third quarter of last year. Including $5.4 million in after-tax merger-related charges, reported net income totaled $326.8 million for the quarter or $1.10 per diluted share compared to $321.4 million or $1.00 per diluted share in the third quarter of 1999. Reported return on assets was 1.34% for the quarter and return on average realized equity was 21.62%.

For the first nine months of 2000, operating earnings were $989.8 million, up from the $924.3 million earned in the first nine months of 1999. Operating earnings per diluted share for the first nine months of 2000 were $3.27, up 14% from the $2.87 earned in 1999. Including $26.1 million in after-tax merger-related charges, reported net income for the first nine months of 2000 was $963.7 million. Through the first nine months of 2000, reported return on assets was 1.35% and return on average realized equity was 21.47%.

"I am pleased to report our efficiency programs are beginning to show results, both in terms of increased revenues in targeted categories and a gradual improvement in our expense structure," said L. Phillip Humann, SunTrust's Chairman, President and Chief Executive Officer. "These initiatives contributed to another quarter of record earnings despite the slowing in the economy related to rising interest rates."

Fully taxable net interest income of $781.5 million in the quarter was down 3% from the third quarter of 1999. The decline in net interest income is attributable primarily to the sale of the consumer credit card portfolio, as well as the ongoing impact of rising interest rates and the Company's stock buyback program. For the first nine months of 2000, fully taxable net interest income was $2,352.3 million, down 1% from the first nine months of 1999. The net interest margin for the third quarter was 3.47%. Average loans for the third quarter were $71.5 billion, up 14% from the third quarter of last year.

Noninterest income, excluding securities gains and losses, was $447.8 million in the quarter, up slightly from the third quarter of 1999. For the first nine months of 2000, noninterest income, excluding securities gains and losses, was $1,320.2 million, virtually unchanged from the first nine months of 1999. Noninterest income represented 36% of total revenue through the first nine months of 2000. Noninterest expense, excluding merger-related expenses, was $698.3 million for the quarter, down slightly from the $701.6 million recorded in the second quarter of 2000.

Net charge-offs in the third quarter were $30.5 million or .17% of average loans down from $40.8 million or .26% of average loans in the third quarter of last year. The provision for loan losses was $30.5 million for the quarter, down from $46.5 million a year ago.

Nonperforming assets were $404.5 million at quarter-end or .56% of loans and foreclosed properties. Three credits represented 82% of the quarterly increase in nonperforming assets. Nonperforming assets at September 30, 2000 included $380.9 million in nonperforming loans and $23.6 million in net other real estate owned. Nonperforming assets at September 30, 2000 comprised .40% of total assets, compared to .31% at June 30, 2000 and .28% a year ago. The allowance for loan losses at September 30, 2000 was $874.5 million and represented 1.21% of loans.

At September 30, 2000, SunTrust had total assets of $100.5 billion and total deposits of $69.2 billion. Equity capital of $7.7 billion represented 7.66% of total assets. Book value per share was $25.85.

Please   refer  to  the   Investor   Relations   section   of  our   website  at
www.suntrust.com for the corresponding financial tables and information.

SunTrust Banks, Inc., based in Atlanta, Georgia, is the nation's 10th largest commercial banking organization. The Company provides a wide range of services to meet the financial needs of its growing customer base in Alabama, Florida, Georgia, Maryland, Tennessee, Virginia, and the District of Columbia. Its primary businesses include traditional deposit and credit services as well as trust and investment services. Through various subsidiaries the Company provides credit cards, mortgage banking, insurance, brokerage and investment services.

SunTrust Banks, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
                                                                            Three Months
                                                                    -----------------------------                   %
                                                                       2000               1999                    Change
---------------------------------------------------------------------------------------------------------------------------
EARNINGS & DIVIDENDS
Period ending September 30
(Dollars in millions except per share data)

Net income                                                          $   326.8          $   321.4                    1.7 %

Earnings per share
     Basic                                                          $    1.11          $    1.01                    9.9
     Diluted                                                             1.10               1.00                   10.0

Dividends paid per common share                                         0.370              0.345                    7.2
Average shares outstanding (000s)
     Basic                                                            295,575            318,239                   (7.1)
     Diluted                                                          298,558            322,223                   (7.3)
KEY RATIOS
Return on average assets                                                 1.34 %             1.42 %                 (5.6)%
Return on average realized equity                                       21.62              19.55                   10.6
Net interest margin(1)                                                   3.47               3.87                  (10.3)
Efficiency ratio                                                        57.50              55.28                    4.0
Period ending September 30
Book value per share                                                    25.85              24.50                    5.5
Equity to assets                                                         7.66               8.45                   (9.4)
---------------------------------------------------------------------------------------------------------------------------
CONDENSED BALANCE SHEET (Dollars in millions)
Average Balances
Securities available for sale                                       $  16,969          $  18,649                   (9.0)%
Loans                                                                  71,507             62,860                   13.8
Allowance for loan losses                                                (869)              (949)                  (8.4)
Intangible assets                                                         807                827                   (2.4)
Other assets                                                           10,978             11,061                   (0.8)
                                                               ---------------    ---------------
Total assets                                                        $  99,392          $  92,448                    7.5
                                                               ===============    ===============

Deposits                                                            $  53,641          $  53,973                   (0.6)
Purchased liabilities(2)                                               25,934             20,901                   24.1
Long-term debt                                                          8,378              5,783                   44.9
Other liabilities                                                       3,951              3,580                   10.4
                                                               ---------------    ---------------
Total liabilities                                                      91,904             84,237                    9.1
Realized shareholders' equity                                           6,013              6,523                   (7.8)
Accumulated other comprehensive income                                  1,475              1,688                  (12.6)
                                                               ---------------    ---------------
Total liabilities and shareholders' equity                          $  99,392          $  92,448                    7.5
                                                               ===============    ===============

Period Ending September 30
Securities available for sale                                       $  17,099          $  18,123                   (5.7)
Loans                                                                  72,114             64,189                   12.3
Allowance for loan losses                                                (874)              (947)                  (7.7)
Intangible assets                                                         812                831                   (2.3)
Other assets                                                           11,395             10,559                    7.9
                                                               ---------------    ---------------
Total assets                                                          100,546             92,755                    8.4
                                                               ===============    ===============

Deposits                                                            $  53,509          $  53,842                   (0.6)
Purchased liabilities(2)                                               26,965             21,342                   26.3
Long-term debt                                                          8,335              6,325                   31.8
Other liabilities                                                       4,039              3,408                   18.5
                                                               ---------------    ---------------
Total liabilities                                                      92,848             84,917                    9.3
Realized shareholders' equity                                           6,132              6,557                   (6.5)
Accumulated other comprehensive income                                  1,566              1,281                   22.2
                                                               ---------------    ---------------
Total liabilities and shareholders' equity                          $ 100,546          $  92,755                    8.4
                                                               ===============    ===============

---------------------------------------------------------------------------------------------------------------------------
CREDIT DATA ($ in thousands)
Allowance for loan losses - beginning                               $ 874,484          $ 941,444                   (7.1)%
Allowance from acquisitions and other activity - net                        -                 28                 (100.0)
Provision for loan losses                                              30,540             46,517                  (34.3)
Net charge-offs
     Credit card                                                        1,207             15,459                  (92.2)
     Other consumer                                                     8,007              4,486                   78.5
     Residential                                                        1,033              3,155                  (67.3)
     Commercial                                                        20,287             17,650                   14.9
                                                               ---------------    ---------------
Allowance for loan losses - ending                                  $ 874,490          $ 947,239                   (7.7)
                                                               ===============    ===============
Total net charge-offs                                               $  30,534          $  40,750                  (25.1)
Net charge-offs to average loans                                         0.17 %             0.26 %                (34.6)
Period Ending September 30
     Nonperforming loans                                            $ 380,942          $ 237,653                   60.3
     Other real estate owned                                           23,586             24,203                   (2.5)
                                                               ---------------    ---------------
Total nonperforming assets                                          $ 404,528          $ 261,856                   54.5
                                                               ===============    ===============

Allowance to loans                                                       1.21 %             1.48 %                (18.2)
Nonperforming assets to total loans
     plus other real estate owned                                        0.56               0.41                   36.6
Allowance to nonperforming loans                                        229.6              398.6                  (42.4)



----------------------------------------------------------------------------------------------------------------------------
                                                                                Nine Months Ended
                                                                        ---------------------------------              %
                                                                            2000                  1999               Change
----------------------------------------------------------------------------------------------------------------------------
EARNINGS & DIVIDENDS
Period ending September 30
(Dollars in millions except per share data)

Net income                                                               $   963.7             $   896.8                7.5 %

Earnings per share
     Basic                                                               $    3.22             $    2.82               14.2
     Diluted                                                                  3.19                  2.78               14.7

Dividends paid per common share                                              1.110                 1.035                7.2
Average shares outstanding (000s)
     Basic                                                                 299,327               318,215               (5.9)
     Diluted                                                               302,465               322,344               (6.2)
KEY RATIOS
Return on average assets                                                      1.35  %               1.35 %                - %
Return on average realized equity                                            21.47                 18.96               13.2
Net interest margin(1)                                                        3.57                  3.91               (8.7)
Efficiency ratio                                                             57.89                 58.02               (0.2)
Period ending September 30
Book value per share
Equity to assets
----------------------------------------------------------------------------------------------------------------------------
CONDENSED BALANCE SHEET (Dollars in millions)
Average Balances
Securities available for sale                                            $  17,275             $  18,129               (4.7)%
Loans                                                                       69,463                62,011               12.0
Allowance for loan losses                                                     (872)                 (949)              (8.1)
Intangible assets                                                              801                   822               (2.6)
Other assets                                                                10,774                12,139              (11.2)
                                                                   ----------------       ---------------
Total assets                                                             $  97,441             $  92,152                5.7
                                                                   ================       ===============

Deposits                                                                 $  53,648             $  53,599                0.1
Purchased liabilities(2)                                                    24,914                20,530               21.4
Long-term debt                                                               7,803                 5,770               35.2
Other liabilities                                                            3,689                 4,026               (8.4)
                                                                   ----------------       ---------------
Total liabilities                                                           90,054                83,925                7.3
Realized shareholders' equity                                                5,995                 6,325               (5.2)
Accumulated other comprehensive income                                       1,392                 1,902              (26.8)
                                                                   ----------------       ---------------
Total liabilities and shareholders' equity                                $ 97,441             $  92,152                5.7
                                                                   ================       ===============

Period Ending September 30
Securities available for sale
Loans
Allowance for loan losses
Intangible assets
Other assets

Total assets


Deposits
Purchased liabilities(2)
Long-term debt
Other liabilities

Total liabilities
Realized shareholders' equity
Accumulated other comprehensive income

Total liabilities and shareholders' equity


----------------------------------------------------------------------------------------------------------------------------
CREDIT DATA ($ in thousands)
Allowance for loan losses - beginning                                    $ 871,323             $ 944,557               (7.8)%
Allowance from acquisitions and other activity - net                             -               (13,331)            (100.0)
Provision for loan losses                                                   80,525               137,334              (41.4)
Net charge-offs
     Credit card                                                             1,248                51,101              (97.6)
     Other consumer                                                         21,975                16,700               31.6
     Residential                                                             3,287                 7,759              (57.6)
     Commercial                                                             50,848                45,761               11.1
                                                                   ----------------       ---------------
Allowance for loan losses - ending                                       $ 874,490             $ 947,239               (7.7)
                                                                   ================       ===============
Total net charge-offs                                                    $  77,358             $ 121,321              (36.2)
Net charge-offs to average loans                                              0.15 %                0.26 %            (42.3)
Period Ending September 30
     Nonperforming loans
     Other real estate owned

Total nonperforming assets


Allowance to loans
Nonperforming assets to total loans
     plus other real estate owned
Allowance to nonperforming loans


(1)Net interest income and net interest margin include the effects of taxable-equivalent adjustments.

(2)Purchased liabilities include foreign and brokered deposits, funds purchased and other short-term borrowings.

SunTrust Banks, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEET
(Dollars in thousands)
---------------------------------------------------------------------------------------------------------------------------------
                                                            As of September 30                        Increase/(Decrease)
                                                  --------------------------------------     ------------------------------------
                                                        2000                  1999                    Amount            %
---------------------------------------------------------------------------------------------------------------------------------

ASSETS
Cash and due from banks                              $ 3,200,930            $ 3,573,746              $ (372,816)      (10.4)%
Interest-bearing deposits in other banks                  10,410                 41,519                 (31,109)      (74.9)
Trading account                                          745,087                164,820                 580,267       352.1
Securities available for sale (1)                     17,098,832             18,123,340              (1,024,508)       (5.7)
Funds sold                                             1,427,318              1,426,098                   1,220         0.1
Loans held for sale                                    1,495,836              1,377,560                 118,276         8.6

Loans                                                 72,113,649             64,189,310               7,924,339        12.3
Allowance for loan losses                               (874,490)              (947,239)                 72,749        (7.7)
                                                   -------------           ------------             -----------
     Net loans                                        71,239,159             63,242,071               7,997,088        12.6

Intangible assets                                        812,079                831,478                 (19,399)       (2.3)
Other assets                                           4,516,401              3,974,770                 541,631        13.6
                                                   -------------           ------------             -----------
     Total Assets (2)                              $ 100,546,052           $ 92,755,402             $ 7,790,650         8.4
                                                   =============           ============             ===========

LIABILITIES

Noninterest-bearing deposits                        $ 13,060,887           $ 13,128,979               $ (68,092)       (0.5)
Interest-bearing deposits                             56,091,983             45,515,083              10,576,900        23.2
                                                   -------------           ------------             -----------
     Total deposits                                   69,152,870             58,644,062              10,508,808        17.9
Funds purchased                                        9,301,754             15,136,501              (5,834,747)      (38.5)
Other short-term borrowings                            2,019,907              1,403,607                 616,300        43.9
Long-term debt                                         8,334,903              6,325,178               2,009,725        31.8
Other liabilities                                      4,038,815              3,407,974                 630,841        18.5
                                                   -------------           ------------             -----------
     Total liabilities                                92,848,249             84,917,322               7,930,927         9.3

SHAREHOLDERS' EQUITY

Preferred stock, no par value                                  -                      -                       -           -
Common stock, $1.00 par value                            323,163                323,171                      (8)       (0.0)
Additional paid in capital                             1,269,792              1,306,910                 (37,118)       (2.8)
Retained earnings                                      6,090,868              5,140,985                 949,883        18.5
Treasury stock and other                              (1,551,714)              (214,379)             (1,337,335)      623.8
                                                   -------------           ------------             -----------

     Realized shareholders' equity                     6,132,109              6,556,687                (424,578)       (6.5)

Accumulated other comprehensive income                 1,565,694              1,281,393                 284,301        22.2
                                                   -------------           ------------             -----------

     Total shareholders' equity                        7,697,803              7,838,080                (140,277)       (1.8)
                                                   -------------           ------------             -----------

     Total Liabilities and Shareholders' Equity    $ 100,546,052           $ 92,755,402             $ 7,790,650         8.4
                                                   =============           ============             ===========

     Common shares outstanding                       297,791,574            319,889,489             (22,097,915)       (6.9)
     Common shares authorized                        750,000,000            500,000,000             250,000,000        50.0
     Treasury shares of common stock                  25,371,183              3,281,942              22,089,241       673.1

(1) Includes net unrealized gains of:                  2,461,858              2,072,970                 388,888        18.8
(2) Includes earning assets of:                       90,429,274             83,249,677               7,179,597         8.6

SunTrust Banks, Inc. and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME
(Dollars in thousands, except per share data)
---------------------------------------------------------------------------------------------------------------------------------
                                                                  Three Months Ended
                                                                      September 30                      Increase/(Decrease)
                                                         ----------------------------------   -----------------------------------
                                                                  2000              1999             Amount              %
---------------------------------------------------------------------------------------------------------------------------------

Interest income                                               $ 1,764,216      $ 1,506,442         $ 257,774            17.1   %
Interest expense                                                  992,766          711,462           281,304            39.5
                                                              -----------      -----------         ---------
NET INTEREST INCOME                                               771,450          794,980           (23,530)           (3.0)
Provision for loan losses                                          30,540           46,517           (15,977)          (34.3)
NET INTEREST INCOME AFTER
                                                              -----------      -----------         ---------
 PROVISION FOR LOAN LOSSES                                        740,910          748,463            (7,553)           (1.0)
                                                              -----------      -----------         ---------

NONINTEREST INCOME

Trust income                                                      121,803          126,376            (4,573)           (3.6)
Service charges on deposit accounts                               116,875          111,644             5,231             4.7
Other charges and fees                                             54,672           48,976             5,696            11.6
Mortgage production related income                                 23,809           26,697            (2,888)          (10.8)
Mortgage servicing related income                                   7,906           11,408            (3,502)          (30.7)
Credit card and other fees                                         24,250           29,143            (4,893)          (16.8)
Retail investment services                                         24,022           23,854               168             0.7
Corporate and institutional investment services                    35,972           13,174            22,798           173.1
Trading account profits and commissions                             4,924            6,181            (1,257)          (20.3)
Other noninterest income                                           33,586           46,081           (12,495)          (27.1)
Securities gains (losses)                                            (586)           2,534            (3,120)         (123.1)
                                                              -----------      -----------         ---------
Total noninterest income                                          447,233          446,068             1,165             0.3
                                                              -----------      -----------         ---------

NONINTEREST EXPENSE

Personnel expense                                                 400,899          409,062            (8,163)           (2.0)
Net occupancy expense                                              51,915           49,796             2,119             4.3
Equipment expense                                                  47,191           48,039              (848)           (1.8)
Outside processing and software                                    42,385           36,942             5,443            14.7
Marketing and customer development                                 25,315           24,685               630             2.6
Amortization of intangible assets                                   8,889            8,588               301             3.5
Merger-related expenses                                             8,255            7,116             1,139            16.0
Other noninterest expense                                         121,721          107,556            14,165            13.2
                                                              -----------      -----------         ---------
Total noninterest expense                                         706,570          691,784            14,786             2.1
                                                              -----------      -----------         ---------

INCOME BEFORE INCOME TAXES                                        481,573          502,747           (21,174)           (4.2)
Provision for income taxes                                        154,753          181,341           (26,588)          (14.7)
                                                              -----------      -----------         ---------
NET INCOME                                                    $   326,820      $   321,406         $   5,414             1.7
                                                              ===========      ===========         =========

Net interest income (taxable-equivalent)(1)                       781,536          805,362           (23,826)           (3.0)

Earnings per share
     Basic                                                         $ 1.11           $ 1.01              0.10             9.9
     Diluted                                                         1.10             1.00              0.10            10.0

Cash dividends paid per common share                                0.370            0.345             0.025             7.2
Average shares outstanding (000s)
     Basic                                                        295,575          318,239           (22,664)           (7.1)
     Diluted                                                      298,558          322,223           (23,665)           (7.3)




---------------------------------------------------------------------------------------------------------------------
                                                       Nine Months Ended
                                                          September 30                           Increase/(Decrease)
                                                --------------------------------   ------------------------------
                                                      2000              1999            Amount               %
---------------------------------------------------------------------------------------------------------------------

Interest income                                   $ 5,047,094       $ 4,400,948        $ 646,146            14.7   %
Interest expense                                    2,724,021         2,051,348          672,673            32.8
                                                  -----------       -----------        ---------
NET INTEREST INCOME                                 2,323,073         2,349,600          (26,527)           (1.1)
Provision for loan losses                              80,525           137,334          (56,809)          (41.4)
NET INTEREST INCOME AFTER
                                                  -----------       -----------        ---------
 PROVISION FOR LOAN LOSSES                          2,242,548         2,212,266           30,282             1.4
                                                  -----------       -----------        ---------

NONINTEREST INCOME

Trust income                                          377,442           378,981           (1,539)           (0.4)
Service charges on deposit accounts                   340,730           324,825           15,905             4.9
Other charges and fees                                150,896           144,886            6,010             4.1
Mortgage production related income                     62,975           127,861          (64,886)          (50.7)
Mortgage servicing related income                      23,319            19,541            3,778            19.3
Credit card and other fees                             70,719            80,492           (9,773)          (12.1)
Retail investment services                             85,370            73,370           12,000            16.4
Corporate and institutional investment services        90,964            48,164           42,800            88.9
Trading account profits and commissions                15,495            28,207          (12,712)          (45.1)
Other noninterest income                              102,338            94,732            7,606             8.0
Securities gains (losses)                               7,807             5,681            2,126            37.4
                                                  -----------       -----------        ---------
Total noninterest income                            1,328,055         1,326,740            1,315             0.1
                                                  -----------       -----------        ---------

NONINTEREST EXPENSE

Personnel expense                                   1,235,570         1,277,176          (41,606)           (3.3)
Net occupancy expense                                 151,865           147,402            4,463             3.0
Equipment expense                                     149,496           143,127            6,369             4.4
Outside processing and software                       128,384           110,465           17,919            16.2
Marketing and customer development                     75,472            70,350            5,122             7.3
Amortization of intangible assets                      26,660            26,491              169             0.6
Merger-related expenses                                40,071            38,507            1,564             4.1
Other noninterest expense                             323,151           337,881          (14,730)           (4.4)
                                                  -----------       -----------        ---------
Total noninterest expense                           2,130,669         2,151,399          (20,730)           (1.0)
                                                  -----------       -----------        ---------

INCOME BEFORE INCOME TAXES                          1,439,934         1,387,607           52,327             3.8
Provision for income taxes                            476,206           490,801          (14,595)           (3.0)
                                                  -----------       -----------        ---------
NET INCOME                                        $   963,728       $   896,806        $  66,922             7.5
                                                  ===========       ===========        =========

Net interest income (taxable-equivalent)(1)         2,352,336         2,381,500          (29,164)           (1.2)

Earnings per share
     Basic                                             $ 3.22            $ 2.82             0.40            14.2
     Diluted                                             3.19              2.78             0.41            14.7

Cash dividends paid per common share                    1.110             1.035            0.075             7.2
Average shares outstanding (000s)
     Basic                                            299,327           318,215          (18,888)           (5.9)
     Diluted                                          302,465           322,344          (19,879)           (6.2)

(1) Net interest income includes the effects of taxable-equivalent adjustments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis.

SunTrust Banks, Inc. and Subsidiaries
SELECTED FINANCIAL INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Nine Months Ended
                                            3rd QTR.     2nd QTR.     1st QTR.     4th QTR.     3rd QTR.          September 30
                                              2000         2000         2000         1999         1999        2000            1999
-----------------------------------------------------------------------------------------------------------------------------------

RESULTS OF OPERATIONS
---------------------
(in thousands, except per share data)
Net interest income                        $ 771,450    $ 769,030    $ 782,593    $ 795,856    $ 794,980   $ 2,323,073   $2,349,600
Provision for loan losses                     30,540       27,693       22,292       33,103       46,517        80,525      137,334
                                           ---------    ---------    ---------    ---------    ---------   -----------   ----------
Net credit income                            740,910      741,337      760,301      762,753      748,463     2,242,548    2,212,266
Securities gains (losses)                       (586)       1,531        6,862     (114,757)       2,534         7,807        5,681
Other noninterest income                     447,819      442,439      429,990      413,933      443,534     1,320,248    1,321,059
                                           ---------    ---------    ---------    ---------    ---------   -----------   ----------
Net credit and noninterest income          1,188,143    1,185,307    1,197,153    1,061,929    1,194,531     3,570,603    3,539,006
Noninterest expense                          706,570      719,784      704,315      753,879      691,784     2,130,669    2,151,399
                                           ---------    ---------    ---------    ---------    ---------   -----------   ----------
Income before income taxes
   and extraordinary gain                    481,573      465,523      492,838      308,050      502,747     1,439,934    1,387,607
Provision for income taxes                   154,753      148,054      173,399       80,904      181,341       476,206      490,801
                                           ---------    ---------    ---------    ---------    ---------   -----------   ----------
Income before extraordinary gain             326,820      317,469      319,439      227,146      321,406       963,728      896,806
Extraordinary gain, net of taxes                   -            -            -      202,648            -             -            -
                                           ---------    ---------    ---------    ---------    ---------   -----------   ----------
Net Income                                 $ 326,820    $ 317,469    $ 319,439    $ 429,794    $ 321,406     $ 963,728    $ 896,806
                                           =========    =========    =========    =========    =========   ===========   ==========

Net interest income (taxable-equivalent)     781,536      778,658      792,142      806,473      805,362     2,352,336    2,381,500

Earnings per share
      Basic
         Income before extraordinary gain     $ 1.11       $ 1.06       $ 1.05       $ 0.72       $ 1.01        $ 3.22       $ 2.82
         Extraordinary gain                        -            -            -         0.64            -             -            -
                                           ---------    ---------    ---------    ---------    ---------   -----------   ----------
         Net income                             1.11         1.06         1.05         1.36         1.01          3.22         2.82
      Diluted
         Income before extraordinary gain       1.10         1.05         1.04         0.71         1.00          3.19         2.78
         Extraordinary gain                        -            -            -         0.64            -             -            -
                                           ---------    ---------    ---------    ---------    ---------   -----------   ----------
         Net income                             1.10         1.05         1.04         1.35         1.00          3.19         2.78

Dividends paid per common share                0.370        0.370        0.370        0.345        0.345         1.110        1.035
Average shares outstanding(000s)
      Basic                                  295,575      298,986      303,461      313,706      318,239       299,327      318,215
      Diluted                                298,558      302,141      306,739      317,701      322,223       302,465      322,344
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
-------------------------
(in millions)
Total assets                                $ 99,392     $ 97,497     $ 95,413     $ 94,805     $ 92,448      $ 97,441     $ 92,152
Earning assets                                89,664       88,201       85,858       84,448       82,517        87,914       81,517
Unrealized gains on securities available
  for sale                                     2,365        2,016        2,349        2,566        2,737         2,244        3,077
Loans                                         71,507       69,831       67,030       64,942       62,860        69,463       62,011
Interest-bearing liabilities                  74,914       73,501       71,423       69,744       67,802        73,285       67,156
Total deposits                                67,158       66,866       65,550       58,284       58,424        66,527       57,693
Shareholders' equity                           7,487        7,196        7,476        8,083        8,211         7,387        8,227
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED RATIOS
Net interest margin                             3.47%        3.55%        3.71%        3.79%        3.87%         3.57%        3.91%
Return on average assets                        1.34         1.34         1.38         1.85         1.42          1.35         1.35
Return on average realized equity              21.62        21.46        21.33        26.25        19.55         21.47        18.96
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT DATA
-----------
(Dollars in thousands)
Allowance for loan losses - beginning      $ 874,484    $ 874,034    $ 871,323    $ 947,239    $ 941,444     $ 871,323    $ 944,557
Allowance from acquisitions and other
  activity - net                                   -            -            -            -           28             -      (13,331)
Provision for loan losses                     30,540       27,693       22,292       33,103       46,517        80,525      137,334
Net charge-offs                               30,534       27,243       19,581      109,019       40,750        77,358      121,321
                                           ---------    ---------    ---------    ---------    ---------   -----------   ----------
Allowance for loan losses - ending           874,490      874,484      874,034      871,323      947,239       874,490      947,239
                                           =========    =========    =========    =========    =========   ===========   ==========
Net charge-offs to average loans                0.17%        0.16%        0.12%        0.67%        0.26%         0.15%        0.26%
Period Ending September 30
Nonperforming loans                        $ 380,942    $ 282,491    $ 284,887    $ 248,950    $ 237,653
Other real estate owned                       23,586       23,212       26,995       26,799       24,203
                                           ---------    ---------    ---------    ---------    ---------
Nonperforming assets                       $ 404,528    $ 305,703    $ 311,882    $ 275,749    $ 261,856
                                           =========    =========    =========    =========    =========
Allowance to period-end loans                   1.21%        1.22%        1.27%        1.32%        1.48%
Nonperforming assets to total loans
      plus other real estate                    0.56         0.43         0.45         0.42         0.41
Allowance to nonperforming loans               229.6        309.6        306.8        350.0        398.6